                                                                   Exhibit 10.4


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT


     AMENDMENT dated as of December 5, 1997 among THOMAS & BETTS CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent').

     W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of March 29, 1995 (as heretofore amended, the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. AMENDMENT OF DEFINITIONS. The definition of "Consolidated Operating Cash Flow" in Sectiion 1.01 of the Agreement is amended to read as follows:

     "Consolidated Operating Cash Flow" means, for any fiscal quarter, the sum of the consolidated net income of the Borrower and its Consolidated Subsidiaries for such fiscal quarter plus, to the extent deducted in determining such consolidated net income for such fiscal quarter, depreciation and amortization.

     SECTION 3. RECEIVABLES SALES. The amount of "$100,000,000" in Section 5.12(b) is changed to "250,000,000."

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

     (a)  no Default has occurred and is contuing; and
     (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of such date.

     SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
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     SECTION 6.  COUNTERPARTS; EFFECTIVENESS.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     THOMAS & BETTS CORPORATION

                                     By /s/ Joseph C. Sullivan
                                     ---------------------------------
                                     Title: Assistant Treasurer


                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK

                                     By /s/ Jeffrey Hwang
                                     --------------------------------
                                     Title: Vice President


                                     DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS
                                       BRANCHES

                                     By /s/ Stephan A. Wiedemann
                                     --------------------------------
                                     Title: Director

                                     By /s/ Thomas A. Foley
                                     --------------------------------
                                     Title: Assistant Vice President


                                     WACHOVIA BANK OF GEORGIA, N.A.

                                     By /s/ Charles Dee O'Dell II
                                     --------------------------------
                                     Title: Senior Vice President


                                     ABN AMRO BANK N.V.
                                       ATLANTA AGENCY

                                     By /s/ Patrick A. Thom
                                     --------------------------------
                                     Title: Vice President

                                     By /s/ W.T. Fischer
                                     --------------------------------
                                     Title: Senior Vice President


                                     BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION

                                     By /s/ Laurens F. Schaad, Jr.
                                     --------------------------------
                                     Title: Vice President


                                     THE BANK OF NOVA SCOTIA

                                     By /s/ F.C.H. Ashby
                                     --------------------------------
                                     Title: Senior Manager Loan Operations


                                     CIBC, INC.

                                     By /s/ Kathryn W. Sax
                                     --------------------------------
                                     Title: Executive Director, CIBC
                                            Oppenheimer Corp. as Agent


                                     NORTHERN TRUST COMPANY

                                     By /s/ John Conway
                                     --------------------------------
                                     Title: Vice President


                                     PNC BANK, KENTUCKY, INC.

                                     By /s/ Ralph A. Phillips
                                     --------------------------------
                                     Title: Vice President


                                     THE SUMITOMO BANK, LTD.

                                     By /s/ Masayuki Fukushima
                                     --------------------------------
                                     Title: Joint General Manager


                                     FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA, as successor by
                                       merger to FIRST FIDELITY BANK, N.A.

                                     By /s/ Mark B. Felker
                                     --------------------------------
                                     Title: Senior Vice President

                                     THE BANK OF NEW YORK

                                     By /s/ Ann Marie Hughes
                                     --------------------------------
                                     Title: Assistant Vice President


                                     FIRST AMERICAN NATIONAL BANK

                                     By /s/ William R. Stutts
                                     --------------------------------
                                     Title: Senior Vice President


                                     THE CHASE MANHATTAN BANK

                                     By /s/ Carol A. Ulmer
                                     --------------------------------
                                     Title: Vice President


                                     UNION PLANTERS NATIONAL BANK

                                     By /s/ Elizabeth Rouse
                                     --------------------------------
                                     Title: Vice President


                                     MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Agent

                                     By /s/ Jeffrey Hwang
                                     --------------------------------
                                     Title: Vice President